UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: 07-22-08 (Date of earliest event reported) PremierWest Bancorp (Exact Name of Registrant as Specified in its Charter)

Oregon	000-50332	93 - 1282171
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

503 Airport Road
Medford, Oregon 97504
(Address of Principal Executive Office)(Zip Code)

541-618-6003 Registrant's Telephone Number, Including Area Code Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On July 22, 2008, PremierWest Bancorp issued a press release announcing the earnings for the second quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

       (a)      Not applicable.
       (b)      Not applicable.
       (c)      Not applicable.
       (d)      Exhibits.
                       99.1 Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   PREMIERWEST BANCORP
                                                                   (Registrant)

Date:	07-22-08	By:	/s/ Michael D. Fowler
Michael D. Fowler
Executive Vice President and Chief Financial Officer